UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2024

QUANTERIX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-38319	20-8957988
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 Middlesex Turnpike Billerica, MA	01821
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 301-9400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	QTRX	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)            On April 8, 2024, Quanterix Corporation (the “Company”) received notice from director Laurie Olson that she will not stand for re-election at the Company’s 2024 Annual Meeting of Stockholders, which is expected to be held on June 3, 2024. Ms. Olson’s decision not to stand for re-election was not because of any disagreement with the Company on any matter relating to its operations, policies or practices.

(e)            On April 9, 2024, the Company entered into an amendment to the Amended and Restated Employment Agreement, dated April 25, 2022, with Masoud Toloue, the Company’s President and Chief Executive Officer. The amendment increases his salary continuation benefit from 12 months to 24 months if he is terminated without cause or if he resigns for good reason within the 90-day period immediately preceding or the twelve-month period immediately following a change-in-control of the Company.

On April 11, 2024, the Company entered into an amendment to the Employment Agreement, dated August 3, 2023, with Vandana Sriram, the Company’s Chief Financial Officer. The amendment increases her salary continuation benefit and health insurance continuation benefit from six months to twelve months and changes her bonus entitlement to her target bonus instead of her pro-rated target bonus if she is terminated without cause or if she resigns for good reason within the 90-day period immediately preceding or the twelve-month period immediately following a change-in-control of the Company.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Amendment, dated April 9, 2024, to the Amended and Restated Employment Agreement, dated April 25, 2022, between the Registrant and Dr. Masoud Toloue
10.2	Amendment,effective as of April 11, 2024, to the Employment Agreement, dated August 3, 2023, between the Registrant and Vandana Sriram
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QUANTERIX CORPORATION

By:	/s/ Vandana Sriram
Vandana Sriram
Chief Financial Officer

Date: April 12, 2024